Income Taxes (Details 2) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Summary of differences between total income tax expense statutory federal income tax rate
Statutory rate of 34% applied to pre-tax loss	$ 1,611	$ (7,767)	$ (6,495)
Effect of state and local income taxes, net of federal tax benefit	237	(1,142)	(955)
Valuation allowance (decrease) increase	(715)	58,322	0
Other	(782)	786	(829)
Total expense (benefit)	$ 351	$ 50,199	$ (8,279)
Effective tax rate	7.40%	(219.76%)	43.34%